Exhibit 26 (g) i. a.

AMENDMENT to the

AUTOMATIC YRT AGREEMENT

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY, and

C.M. LIFE INSURANCE COMPANY

(hereinafter the “Ceding Company”)

and

HANNOVER LIFE REASSURANCE COMPANY OF AMERICA

(hereinafter the “Reinsurer”)

Original Treaty Effective Date: April 1, 2005

Coverage: Strategic Edge Group Universal Life (GUL) with or without the variable rider

(GVUL)

This Amendment is effective November 20, 2008.

For those policies that were recently issued in conjunction with the

All terms and conditions of this Agreement not in conflict with the terms and conditions of this Amendment shall continue unchanged.

IN WITNESS WHEREOF, this Amendment is hereby executed in good faith by both parties:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ PETER G. FERRIS	Date:	7/21/2009
Peter G. Ferris
Second Vice President & Actuary

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ PETER G. FERRIS	Date:	7/21/2009
Peter G. Ferris
Second Vice President & Actuary

Exchange/Replacement Program Eff. 11/20/08

C.M. LIFE INSURANCE COMPANY

By:	/s/ PETER G. FERRIS	Date:	7/21/2009
Peter G. Ferris
Second Vice President & Actuary

HANNOVER LIFE REASSURANCE COMPANY OF AMERICA

By:	/s/ STEVEN NAJJAR	Date:	7/16/09
Print name:	Steven Najjar
Title:	EVP & General Counsel

HANNOVER LIFE REASSURANCE COMPANY OF AMERICA – WITNESS

By:	/s/ GARY L. GRAY	Date:	7/16/09
Print name:	Gary L. Gray
Title:	Vice President

AMENDMENT to the

AUTOMATIC YRT AGREEMENT

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY, and

C.M. LIFE INSURANCE COMPANY

(hereinafter the “Ceding Company”)

and

HANNOVER LIFE REASSURANCE COMPANY OF AMERICA

(hereinafter the “Reinsurer”)

Original Treaty Effective Date: April 1, 2005

Coverage: Strategic Edge Group Universal Life (GUL) with or without the variable rider

(GVUL)

Effective January 1, 2009, the Amendment effective date, the Reinsurer is hereby assigned quota share percentages for                      coverages as stated in the attached table, Exhibit I: Reinsurer’s Assigned Pool Percentages. These percentages are applied beginning on the Certificate Issue Date for each group shown in Exhibit I: Reinsurer’s Assigned Pool Percentages and shall continue to be applied until certain maximum limits set by each reinsurer and location are reached, at which time the quota share percentages for the Reinsurer may be changed (for inforce as well as new business) and another amendment would then be required. The Reinsurer’s quota share percentages are a function of the Reinsurer’s available coverages and reinsurance limits noted in Schedule A: Accepted Coverages, and Schedule B: Reinsurance Limits under the above-referenced Agreement.

All terms and conditions of this Agreement not in conflict with the terms and conditions of this Amendment shall continue unchanged.

IN WITNESS WHEREOF, this Amendment is hereby executed in good faith by both parties:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ PETER G. FERRIS	Date:	3/23/09
Peter G. Ferris
Second Vice President & Actuary

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ PETER G. FERRIS	Date:	3/23/09
Peter G. Ferris
Second Vice President & Actuary

C.M. LIFE INSURANCE COMPANY

By:	/s/ PETER G. FERRIS	Date:	3/23/09
Peter G. Ferris
Second Vice President & Actuary

HANNOVER LIFE REASSURANCE COMPANY OF AMERICA

By:	/s/ BILL PYATT	Date:	3-18-09
Print name:	Bill Pyatt
Title:	Vice President

HANNOVER LIFE REASSURANCE COMPANY OF AMERICA – WITNESS

By:	/s/ GARY L. GRAY	Date:	3/20/09
Print name:	Gary L. Gray
Title:	Vice President

EXHIBIT I: Reinsurer’s Assigned Pool Percentages

Hannover Life Reassurance Company of America

Effective 1/1/2009

SPECIFIC GROUP POLICIES
Group/Location	Certificate Issue Dates	Reinsurer Percentage Effective Date	Ceding Company Retention Percentage	Reinsurer Percentage NAR at this location	Cession Code

AMENDMENT to the

AUTOMATIC YRT AGREEMENT

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY, and

C.M. LIFE INSURANCE COMPANY

(hereinafter the “Ceding Company”)

and

HANNOVER LIFE REASSURANCE COMPANY OF AMERICA

(hereinafter the “Reinsurer”)

Original Treaty Effective Date: April 1, 2005

Coverage: Strategic Edge Group Universal Life (GUL) with or without the variable rider

(GVUL)

For new policies issued on or after August 27, 2009, the Amendment effective date, Schedule D – Reinsurance Premium Rates of the above-referenced Agreement is hereby replaced in its entirety with the attached Schedule D – Reinsurance Premium Rates.

All terms and conditions of this Agreement not in conflict with the terms and conditions of this Amendment shall continue unchanged.

SCHEDULE D: REINSURANCE PREMIUM RATES

Premiums:

Policy Fees:

No policy fees shall be paid under this Agreement.

Rates Eff. 8/27/09

IN WITNESS WHEREOF, this Amendment is hereby executed in good faith by both parties:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ PETER G. FERRIS	Date:	Aug 04, 09
Peter G. Ferris
Second Vice President & Actuary

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ PETER G. FERRIS	Date:	Aug 04, 09
Peter G. Ferris
Second Vice President & Actuary

C.M. LIFE INSURANCE COMPANY

By:	/s/ PETER G. FERRIS	Date:	Aug 04, 09
Peter G. Ferris
Second Vice President & Actuary

HANNOVER LIFE REASSURANCE COMPANY OF AMERICA

By:	/s/ GARY L. GRAY	Date:	7/31/09
Print name:	Gary L. Gray
Title:	Vice President

HANNOVER LIFE REASSURANCE COMPANY OF AMERICA

By:	/s/ STEVEN NAJJAR	Date:	7/31/09
Print name:	Steven Najjar
Title:	EVP & General Counsel